UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 2, 2022

TREX ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-266766	26-1754034
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7301 NW 4th St. Plantation, FL	33317
(Address of principal executive offices)	(Zip code)

954-742-3001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

T-REX Acquisition Corp., a Nevada corporation (the “Company”) reports in this Current Report on Form 8-K, a change in certifying accountants. Through no fault of the Company and solely due to a risk management decision made by the Company’s former auditor Fruci & Associates II PLLC (“Fruci”), Fruci resigned their position as auditor effective December 2, 2022. The Company has retained the services of Integrität Audit, Accounting & Advisory, LLC (Integrität). As of December 28, 2022, Integrität is now the Company’s independent registered public accounting firm.  This decision to retain Integritat as its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The reports of Fruci on the Company’s financial statements, which included the balance sheet as of June 30, 2022, and the statements of operation, cashflows and stockholders equity for the year then ended, as well as , for fiscal years ended June 30  2021, 2020, 2019, 2018, and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor qualified or modified as to uncertainty, audit scope or accounting principles, other than to state there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company’s fiscal year ended June 30, 2022 and during the subsequent period through to the date of Fruci’s  resignation, there were no disagreements between the Company and Fruci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction  of Fruci, would have caused Fruci to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Fruci with a copy of this Current Report on Form 8-k and has requested that Fruci furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Fruci agrees with the statements made in this Current Report on Form 8-K with respect to Fruci and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from Fruci, wherein Fruci has confirmed its agreement to the Company’s disclosures in this Current Report with respect to Fruci. A copy of Fruci’s letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of Integrität the Company’s principal registered accounting firm at this time, the Company has not consulted with Integrität on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or of the type of audit opinion that might be rendered on the Company’s financial statements during the two most recent fiscal years (June 30, 2022 and 2021) and subsequent interim period through the date of engagement, In addition, during our two most recent fiscal years ended June 30, 2022 and 2021 and in the subsequent interim period through the date of resignation of Fruci, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
15.1	Letter from Fruci & Associates II, PLLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-REX ACQUISITION CORP.

Dated: February 1, 2023	By:	/s/ Frank Horkey
	Name:	Frank Horkey, CPA
	Title:	Chief Financial Officer

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